SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                             FORM 8-K/A - NUMBER 1

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  January 31, 1997





                         BANYAN STRATEGIC REALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)




  MASSACHUSETTS                     0-15465                      36-3375345
-------------------             --------------                ----------------
(State or other                   (Commission                  (IRS Employer
 jurisdiction of                 File Number)                   Identification
 incorporation)                                                     Number)




150 South Wacker Drive, Suite 2900, Chicago, IL                     60606
-----------------------------------------------                  ----------
  (Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:           (312) 553-9800
                                                              --------------



This document consists of 10 pages.

Exhibit index is located on page 2.





ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
------      ---------------------------------------------------------
            EXHIBITS.
            --------


Financial Statements and Pro Forma Financial Information:

      (i)   6901 Riverport Drive







                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 31, 1997             BANYAN STRATEGIC REALTY TRUST
                                    (Registrant)


                                    By:
                                          -----------------------------------
                                          Joel L. Teglia
                                          Vice President, Chief Financial and
                                          Accounting Officer






                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 31, 1997             BANYAN STRATEGIC REALTY TRUST
                                    (Registrant)


                                    By:   /s/ JOEL L. TEGLIA
                                          -----------------------------------
                                          Joel L. Teglia
                                          Vice President, Chief Financial and
                                          Accounting Officer













                   STATEMENT OF REVENUE AND CERTAIN EXPENSES


                             6901 RIVERPOINT DRIVE

                     For the Year Ended December 31, 1995
                      with Report of Independent Auditors













                        REPORT OF INDEPENDENT AUDITORS



Mr. Joel L. Teglia, Chief Financial Officer
Banyan Strategic Realty Trust


We have audited the Statement of Revenue and Certain Expenses of 6901 Riverport Drive, Louisville, Kentucky (the Property) for the year ended December 31, 1995. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation to the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 1995, in conformity with generally accepted accounting principles.





                                    ERNST & YOUNG LLP




November 19, 1996
Chicago, Illinois





















                             6901 RIVERPORT DRIVE

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES




                                                           Year Ended
                                                           December 31,
                                                              1995
                                                           ------------

REVENUE

  Base rents . . . . . . . . . . . . . . . . . . . . .       $1,022,151

  Tenant reimbursements. . . . . . . . . . . . . . . .           71,585

  Other. . . . . . . . . . . . . . . . . . . . . . . .            3,864
                                                             ----------

          Total revenue. . . . . . . . . . . . . . . .        1,097,600

EXPENSES

  Utilities. . . . . . . . . . . . . . . . . . . . . .           10,071

  Landscaping, repairs and general maintenance . . . .            7,528

  Management fees. . . . . . . . . . . . . . . . . . .           41,576

  Insurance. . . . . . . . . . . . . . . . . . . . . .           11,545

  Interest expense . . . . . . . . . . . . . . . . . .          234,765

  Bond related costs . . . . . . . . . . . . . . . . .           27,522

  Administrative . . . . . . . . . . . . . . . . . . .            4,872
                                                             ----------

          Total Expenses . . . . . . . . . . . . . . .          337,879
                                                             ----------

  Revenue in excess of certain expenses. . . . . . . .       $  759,721
                                                             ==========























                            See accompanying notes.





                             6901 RIVERPORT DRIVE
                             LOUISVILLE, KENTUCKY

              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

1.  BUSINESS

The accompanying Statement of Revenue and Certain Expenses related to the operations of 6901 Riverport Drive, Louisville, Kentucky, an industrial property (the "Property"). The property is owned by the county in Jefferson County, Kentucky, and was leased to GFP Partners-VI, Ltd. (GFP-VI) during the year ended December 31, 1995 and for the period from January 1, 1996 through November 19, 1996. The lease on the property was acquired on November 19, 1996 by Banyan Strategic Realty Trust ("Banyan").

As of December 31, 1995, the Property was 100% subleased with two tenants.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The Statement of Revenue and Certain Expenses is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Banyan in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

Revenue is recognized in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

USE OF ESTIMATES

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.


3.  RENTALS

The Property has entered into tenant subleases that provide for tenants to share in the operating expenses in relation to their pro rata share as defined.


4.  MANAGEMENT AGREEMENT/RELATED PARTIES

During the year ended December 31, 1995, the Property was managed by a related party management company of GFP Partners-VI, Ltd. The management agreement provided for an annual fee of 4% of base rental operating receipts.


5.  BONDS PAYABLE

The lease on the property was purchased subject to a $5.7 million Industrial Revenue Bond (the Bonds) issued by Jefferson County, Kentucky, which mature along with $528,000 of deferred interest in December 2014. The Bonds were collateralized by GFP-VI's capital lease on the property. Interest on the Bonds is paid monthly at a variable rate, which was 4% as of December 31, 1995. The Bonds require the lessee to secure a line of credit equal to the Bonds outstanding. All fees associated with the line of credit as well as trustee fees and bond rating fees have been expensed as incurred.





                             6901 RIVERPORT DRIVE

             ESTIMATED PRO FORMA STATEMENT OF NET OPERATING INCOME
                                  (UNAUDITED)



The Estimated Pro Forma Statement of Net Operating Income represents the amount of estimated income which would be realized by the Registrant during twelve months of ownership of the Property, based upon the assumptions set forth in the accompanying notes (See Note 1).



REVENUE

  Base rents . . . . . . . . . . . . . . . . . . . . .       $1,022,151

  Tenant reimbursements. . . . . . . . . . . . . . . .           71,585

  Other. . . . . . . . . . . . . . . . . . . . . . . .            3,864
                                                             ----------

          Total revenue. . . . . . . . . . . . . . . .        1,097,600


EXPENSES

  Utilities. . . . . . . . . . . . . . . . . . . . . .           10,071

  Depreciation (See Note 2). . . . . . . . . . . . . .          206,044

  Landscaping, repairs and general maintenance . . . .            7,528

  Management fees. . . . . . . . . . . . . . . . . . .           52,904

  Insurance. . . . . . . . . . . . . . . . . . . . . .           14,000

  Interest expense . . . . . . . . . . . . . . . . . .          216,000

  Bond related costs . . . . . . . . . . . . . . . . .          126,543
                                                             ----------

          Total expenses . . . . . . . . . . . . . . .          633,090
                                                             ----------

Pro Forma revenue in excess of expenses. . . . . . . .       $  464,510
                                                             ==========

Pro Forma funds from operations (see Note 4) . . . . .       $  670,554
                                                             ==========
















                  The accompanying notes are an integral part
                     of the estimated pro forma statement.





                             6901 RIVERPORT DRIVE

                    NOTES TO ESTIMATED PRO FORMA STATEMENT



1) This statement does not propose to forecast actual operating results for any period in the future and thus, the following assumptions may not be valid for future years and actual results may differ. These statements should be read in conjunction with the Statement of Revenue and Certain Expenses for the year ended December 31, 1995 which were modified by Management for known changes in revenues and expenses associated with the Registrant's ownership of the Property in order to estimate the pro forma statement.

2) Depreciation expense which represents a non-cash expenditure has been included for informational purposes only. Depreciation is calculated on a depreciable basis of approximately $8,242,000 using the straight-line method based on a useful life of 40 years.

3) The Property will be managed by Banyan for an initial management fee of 4.0% of gross revenues.

4) Funds From Operations (or "FFO") has been provided in the Pro Forma Statement as supplemental information to the property's projected operating results. FFO is used by the real estate investment trust industry as a measure of a property's performance and is defined as net operating income from a property's operations, plus certain non-cash items including depreciation and amortization and excluding any extraordinary capital items.